UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 1, 2012

AOL INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34419	20-4268793
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

770 Broadway, New York, New York 10003

(Address of Principal Executive Offices) (Zip Code)

212-652-6400

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On February 1, 2012, AOL Inc. (the “Company”) announced its financial results for the three months ended December 31, 2011. A copy of the Company’s press release announcing these results is attached hereto as Exhibit 99.1 to this report. In addition, a copy of the Company’s trending schedules for the three months ended December 31, 2011 is attached hereto as Exhibit 99.2 to this report.

The Company does not intend for the information in this report, including Exhibits 99.1 and 99.2, to be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of Section 18 of the Exchange Act, nor shall it be incorporated by reference into any filing by the Company under the Securities Act of 1933, as amended or the Exchange Act.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are furnished with this Report on Form 8-K pursuant to Item 2.02, “Results of Operations and Financial Condition”:

Exhibit Number	Description of Exhibit
99.1	Press release, dated February 1, 2012, issued by AOL Inc.

99.2	AOL Inc. trending schedules for the three months ended December 31, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AOL INC.

By:	/S/ ARTHUR MINSON
Name:	Arthur Minson
Title:	Executive Vice President and Chief Financial Officer

Date: February 1, 2012

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Press release, dated February 1, 2012, issued by AOL Inc.

99.2	AOL Inc. trending schedules for the three months ended December 31, 2011

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